UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Quantumsphere Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42787	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QUMSU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QUMS	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-seventh of one ordinary share	QUMSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 13, 2025, Quantumsphere Acquisition Corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report the consummation of its initial public offering. This Amendment No. 1 to the Current Report on Form 8-K (“Form 8-K/A”) is being filed solely to include disclosure regarding a finder fee agreement, dated August 8, 2025, pursuant to which the Company engaged Aspira Capital Consulting LTD. The finder fee agreement was inadvertently omitted as a subsequent event from the audited balance sheet included in the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 8.01.	Other Events.

On August 7, 2025, Quantumsphere Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 7,200,000 units (the “Units”). In connection with the closing of the IPO, the underwriter fully exercised its over-allotment option to purchase 1,080,000 additional Units for an aggregate of 8,280,000 Units sold. Each Unit consists of one ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”) and one right to receive one-seventh (1/7) of one Ordinary Share upon the consummation of the Company’s initial business combination the (“Rights”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $82,800,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which Whiteowl Holdings LLC (the “Sponsor”), purchased 228,650 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,286,500.

A total of $82,800,000 of the net proceeds from the IPO and the sale of the Private Placement Units were placed in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of August 7, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of August 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantumsphere Acquisition Corporation

Date: October 10, 2025	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer

3